Exhibit 31.1 for 10QSB Period ended 4/30/2004


                                  CERTIFICATION

     I, Ronald L. Wilder, the principal executive and financial officer, of Titan Technologies, Inc. certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Titan Technologies, Inc., SEC file No. 0-25024;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15e) for the registrant and have:

     a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to me by others within this entity, particularly during the period in which this report is being prepared.

     b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the report based on such evaluation; and

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     c)   Disclosed  in this  quarterly  report any  change in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonable likely to materially affect the registrant's internal control over financial reporting;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's Board of Directors (or persons performing the equivalent functions):

     a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and


     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting; and

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.




Date June 14, 2004


                                           /s/ Ronald L. Wilder
                                           --------------------------------
                                           Ronald L. Wilder,  Principal
                                           Executive and Financial Officer


                     There are no other certifying officers.